UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 19, 2014

Coach, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

516 West 34th Street, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2014, the Board of Directors of Coach, Inc. (“Coach”) adopted an amendment (the “Amendment”) to the Coach, Inc. 2010 Stock Incentive Plan (the “Plan”) removing the voting threshold contained in Section 14.1 of the Plan for amendments requiring stockholder approval.  As a result of the Amendment, stockholder approval requirements for future amendments to the Plan requiring stockholder approval will be governed by Coach’s charter and bylaws, the Maryland General Corporation Law, and any applicable rule or regulation of the New York Stock Exchange.  The Amendment did make any other changes to the Plan.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.   The following exhibit is being filed herewith:

10.1                     Amendment to the Coach, Inc. 2010 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 22, 2014
COACH, INC.

By:	/s/ Todd Kahn
Todd Kahn
Global Corporate Affairs Officer,
General Counsel & Secretary

EXHIBIT INDEX

10.1                      Amendment to the Coach, Inc. 2010 Stock Incentive Plan